FIRST AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October ___, 2010, is by and among SFN GROUP, INC., a Delaware corporation formerly known as Spherion Corporation (the “Company” and a “U.S. Borrower”), each of the Subsidiaries of the Company that is a U.S. borrower signatory thereto (each a “U.S. Borrower” and together with the Company, the “U.S. Borrowers”), 6063721 CANADA INC., a Canadian corporation (the “Canadian Borrower” and together with the U.S. Borrowers, collectively, the “Borrowers”), each of the guarantors signatory thereto (the “Guarantors”), each of the lenders signatory thereto (the “Lenders”), BANK OF AMERICA, N.A., as collateral agent and administrative agent for the Lenders (in such capacity, the “Agent”), WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, as Syndication Agent, and REGIONS BANK, SUNTRUST BANK, and SIEMENS FINANCIAL SERVICES, INC., as Co-Documentation Agents.  Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Loan and Security Agreement (as defined below).

RECITALS:

A.        The Borrowers, the Guarantors, the Lenders, and the Agent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of July 16, 2009 (as amended hereby, the “Loan and Security Agreement”) pursuant to which the Lenders have made available to the Borrowers a revolving credit facility.

B.         The Borrowers have advised the Agent and the Lenders that they desire to amend certain provisions of the Loan and Security Agreement to adjust the pricing, extend the revolver termination date, amend certain fees and permit the Borrowers to sell certain receivables from time to time with the approval of the Agent.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.      Amendments to the Loan and Security Agreement.

1.1              The definition of “Applicable Margin” in Section 1.1 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

Applicable Margin: with respect to any Type of Loan, the margin set forth below, as determined by the Average Availability for the last Fiscal Quarter:

Level	Average Availability	Base Rate Loans and Canadian Prime Rate Loans	LIBOR Loans and Canadian BA Rate Loans
I	< $60,000,000	1.75%	2.75%
II	> $60,000,000 < $120,000,000	1.50%	2.50%
III	> $120,000,000	1.25%	2.25%

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From the First Amendment Effective Date to the First Amendment Adjustment Date (defined below), the Applicable Margin shall be determined as if Level II were applicable. The Applicable Margin shall be adjusted (up or down) by reference to the above grid prospectively on a quarterly basis as determined by the Average Availability for the fiscal quarter most recently ended, commencing with the first day of the first calendar month that occurs more than 5 days after delivery of the quarterly financial statements of the Company and the Compliance Certificate to Agent for the Fiscal Quarter ending December 26, 2010 (the “First Amendment Adjustment Date”).  All adjustments in the Applicable Margin after the First Amendment Adjustment Date shall be implemented quarterly on a prospective basis, for each calendar month commencing at least 5 days after the date of delivery to Agent and the Lenders of quarterly unaudited or annual audited (as applicable) financial statements of the Company as required under this Agreement.  Concurrently with the delivery of such financial statements, the Company shall deliver to Agent and the Lenders a Compliance Certificate, signed by a Senior Officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margin. Failure to timely deliver such financial statements and Compliance Certificate shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margin to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of financial statements and Compliance Certificate demonstrating that such an increase is not required.  If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margin is to be implemented, no reduction shall occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

1.2              The definition of “U.S. Letter of Credit Subline” in Section 1.1 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

U.S. Letter of Credit Subline: $60,000,000 minus the Canadian Letter of Credit Subline.

1.3              The definition of “Eligible Canadian Account” in Section 1.1 of the Loan and Security Agreement is hereby amended by:

(a)                deleting the “or” at the end of clause (p),

(b)                deleting the “.” at the end of clause (q) and replacing it with “; or”, and

(c)                adding the following as clause (r): “(r)     such Account is owing from an Account Debtor, any of whose Accounts are subject to any Receivables Purchase Agreement.”

1.4              The definition of “Eligible U.S. Account” in Section 1.1 of the Loan and Security Agreement is hereby amended by:

(a)                deleting the “or” at the end of clause (p),

(b)                deleting the “.” at the end of clause (q) and replacing it with “; or”, and

(c)                adding the following as clause (r): “(r)     such Account is owing from an Account Debtor, any of whose Accounts are subject to any Receivables Purchase Agreement.”

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1.5              The definition of “Obligations” in Section 1.1 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

Obligations: all (a) principal of and premium, if any, on the Loans, (b) LC Obligations and other obligations of Obligors with respect to Letters of Credit, (c) interest, expenses, fees and other sums payable by Obligors under Loan Documents, (d) obligations of Obligors under any indemnity for Claims, (e) Extraordinary Expenses, (f) Bank Product Debt, and (g) other Debts, obligations and liabilities of any kind owing by Obligors pursuant to the Loan Documents, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any Insolvency Proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several; provided, that in no event shall Bank Product Debt payable to any Lender or any Affiliate of any Lender (other than Bank of America and its Affiliates) constitute “Obligations” unless such  Lender or such Affiliate has provided written notice to Agent of the amount and nature thereof (together with written notice to Agent if at any time the aggregate amount of Bank Product Debt payable to such Lender increases by more than $100,000) and setting forth a reasonably detailed calculation thereof with a description of the methodology applied in such calculation.

1.6              The definition of “Permitted Asset Disposition” in Section 1.1 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

Permitted Asset Disposition: as long as no Default or Event of Default exists or would result therefrom and all Net Proceeds arising from the sale of Collateral are remitted to Agent for application to the Obligations hereunder, an Asset Disposition that is (a) a disposition of (i) Equipment or other tangible assets in the Ordinary Course of Business that is worn, damaged or obsolete, (ii) other Equipment or other tangible assets that, together with all other dispositions of other Equipment or other tangible assets during any Fiscal Year, have a fair market or book value (whichever is more) of up to $10,000,000 (provided, however, that the Obligors and Subsidiaries may make additional dispositions of other Equipment and tangible assets under clause this (ii) having an aggregate Asset Value of up to an additional $40,000,000 in any Fiscal Year if Availability is greater than $50,000,000 before and after giving effect to any such additional disposition), and (iii) Accounts with an aggregate Asset Value, for the most recently ended trailing twelve Fiscal Month period, of up to the lesser of (A) $100,000,000 and (B) 5% of the Borrowers’ gross sales for such period, pursuant to one or more Receivables Purchase Agreements reasonably satisfactory to the Agent and the proceeds of which shall be promptly deposited into the Dominion Account; (b) a termination of a lease of real or personal Property that is not necessary for the Ordinary Course of Business, could not reasonably be expected to have a Material Adverse Effect and does not result from an Obligor’s default; (c) a disposition of assets occurring as part of a merger, amalgamation or consolidation permitted under Section 10.2.9; (d) a transfer of Property by a Subsidiary to a Borrower; or (e) any sale leaseback transaction with respect to all or part of the Company’s headquarters office facilities located at 2050 Spectrum Boulevard in Ft. Lauderdale, Florida entered into on commercially reasonable terms (and any such transaction shall not count against the limitations set forth in clause (a) of this definition).

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1.7              The definition of “Revolver Termination Date” in Section 1.1 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

Revolver Termination Date: November 15, 2014.

1.8              The following definitions are added to Section 1.1 of the Loan and Security Agreement in alphabetical order:

(a)                Agreement: this Amended and Restated Loan and Security Agreement, dated as of July 16, 2009, as amended, restated, amended and restated, supplemented and otherwise modified, from time to time.

(b)                First Amendment Effective Date: October __, 2010.

(c)                Receivables Purchase Agreement: any agreement, reviewed and approved by the Agent in its reasonable discretion (such review and approval shall be subject to receipt by Agent of any documents, certificates and agreements reasonably requested by Agent, including, without limitation, an agreement among the Agent and the parties to the Receivables Purchase Agreement and a certificate attaching the Receivables Purchase Agreement), pursuant to which any U.S. Borrower may sell Accounts as a Permitted Asset Disposition in accordance with Section 10.2.6.

1.9              Section 3.2.1 of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following:

(a)        U.S. Revolving Facility.  U.S. Borrowers shall pay to Agent, for the Pro Rata benefit of U.S. Lenders (other than a Defaulting Lender for any period during which it is a Defaulting Lender), a monthly fee calculated for each month as follows (the “U.S. Unused Fee”): (i) if Average U.S. Facility Usage for the most recently ended calendar quarter is greater than 50% of the aggregate U.S. Revolver Commitments for such calendar quarter, the U.S. Unused Fee shall be 0.375% per annum times the amount by which (A) the U.S. Revolver Commitments for such month exceed (B) the Average U.S. Facility Usage for such month and (ii) if Average U.S. Facility Usage for the most recently ended calendar quarter is less than or equal to 50% of the aggregate U.S. Revolver Commitments for such calendar quarter, the U.S. Unused Fee shall be 0.50% per annum times the amount by which (A) the U.S. Revolver Commitments for such month exceed (B) the Average U.S. Facility Usage for such month.  Such fee shall be payable monthly in arrears, on the first day of each month and on the U.S. Revolver Commitment Termination Date.  “Average U.S. Facility Usage” means the average daily balance of U.S. Revolver Loans and undrawn amount of Letters of Credit during any calendar quarter.

(b)        Canadian Revolving Facility.  Canadian Borrower shall pay to Agent, for the Pro Rata benefit of Canadian Lenders (other than a Defaulting Lender for any period during which it is a Defaulting Lender), a monthly fee calculated for each month as follows (the “Canadian Unused Fee”): (i) if Average Canadian Facility Usage for the most recently ended calendar quarter is greater than 50% of the aggregate Canadian Revolver Commitments for such calendar

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quarter, the Canadian Unused Fee shall be 0.375% per annum times the amount by which (A) the Canadian Revolver Commitments for such month exceed (B) the Average Canadian Facility Usage for such month and (ii) if Average Canadian Facility Usage for the most recently ended calendar quarter is less than or equal to 50% of the aggregate Canadian Revolver Commitments for such calendar quarter, the Canadian Unused Fee shall be 0.50% per annum times the amount by which (A) the Canadian Revolver Commitments for such month exceeds (B) the Average Canadian Facility Usage for such month.  Such fee shall be payable monthly in arrears, on the first day of each month and on the Canadian Revolver Commitment Termination Date.  “Average Canadian Facility Usage” means the average daily balance of Canadian Revolver Loans and undrawn amount of Canadian Letters of Credit during any calendar quarter.

1.10          Section 5.6.1(e) of the Loan and Security Agreement is hereby deleted in its entirety and replaced with the following

(e)        With respect to allocation of payments set forth under Section 5.6.1(a) and (b) above, (i) amounts shall be applied to each category of Obligations set forth above until Full Payment thereof and then to the next category; (ii) if amounts are insufficient to satisfy a category, they shall be applied on a pro rata basis among the Obligations in the category; and (iii) amounts distributed with respect to any Obligations attributable to Bank Product Debt shall be the lesser of (A) the applicable amount of Bank Product Debt last reported to Agent or (B) the actual Bank Product Debt as calculated by the methodology reported to Agent for determining the amount due; provided that any amount distributable with respect to Bank Products under each clause SEVENTH above shall exclude (1) any Bank Product Debt  not constituting "Obligations", (2) any U.S. Bank Product Debt to the extent created or increased at any time sufficient U.S. Availability does not exist to impose a U.S. Bank Product Reserve in respect of such U.S. Bank Product Debt without creating a U.S. Overadvance, (3) any Canadian Bank Product Debt to the extent created or increased at any time sufficient Canadian Availability does not exists to impose a Canadian Bank Product Reserve in respect of such Canadian Bank Product Debt without creating a Canadian Overadvance, or (4) any Bank Product Debt created or increased when a Default or Event of Default exists.  Agent shall have no obligation to calculate the amount to be distributed with respect to any Bank Product Debt, but may rely upon written notice of the amount (setting forth a reasonably detailed calculation) from the applicable Lender or its Affiliate providing such Bank Products.  In the absence of such notice, Agent may assume the amount to be distributed is the amount of Bank Product Debt last reported to it.  Agent will acknowledge in writing to a Lender or its Affiliate giving notice of the creation or increase of any Bank Products that such notice has been received.

SECTION 2.      Representations and Warranties.

2.1              Each Obligor hereby represents and warrants to each Lender and the Agent, on the Amendment Effective Date (as hereinafter defined), as follows:

(a)                After giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Loan and Security Agreement and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Amendment Effective Date with the same effect as if made on and as of the date hereof or the Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

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(b)                Each Obligor is in compliance with all terms and conditions of the Loan and Security Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default (except as set forth herein) has occurred and is continuing.

(c)                The execution, delivery and performance by each Obligor of this Amendment have been duly authorized by each Obligor, as applicable.

(d)                This Amendment constitutes the legal, valid and binding obligation of each Obligor, enforceable against each Obligor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

(e)                The execution, delivery and performance by each Obligor of this Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of any Obligor or any of its Subsidiaries, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which any Obligor is a party or which is binding upon it, (ii) any Requirement of Law applicable to any Obligor or any other Credit Party, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Obligor.

SECTION 3.      miscellaneous

3.1              Effectiveness.  This Amendment shall become effective (the “Amendment Effective Date”) upon receipt by the Agent of (a) duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Obligors, the Agent and the Lenders, (b) all agreements, instruments and consents related to this Amendment, duly executed by the parties thereto, (c) evidences of incumbency and corporate authority, and (d) any other certificates, documents and agreements reasonably requested by the Agent and its counsel in connection with the amendments to the Loan and Security Agreement contemplated hereby.

3.2              Expenses.  The Obligors shall pay all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Agent.

3.3              Cross-References.  References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

3.4              Instrument Pursuant to Loan and Security Agreement.  This Amendment is a Loan Document executed pursuant to the Loan and Security Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan and Security Agreement.

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3.5              Further Acts.  Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

3.6              Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)                THIS AMENDMENT AND EACH OF THE OTHER LOAN DOCUMENTS SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)                ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE OBLIGORSS, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE OBLIGORS, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO.  NOTWITHSTANDING THE FOREGOING:  (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OBLIGOR OR ANY OTHER CREDIT PARTY OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c)                EACH OBLIGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE APPLICABLE OBLIGOR AT ITS ADDRESS SET FORTH ON THE APPLICABLE OBLIGOR’S SIGNATURE PAGE TO THE LOAN AND SECUIRTY AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

(d)                EACH OBLIGOR, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO

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THIS AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH OBLIGOR, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

3.7              Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

3.8              Severability.  In case any provision in or obligation under this Amendment, the Loan and Security Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.9              Benefit of Agreement.  This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Obligor may assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

3.10          Integration.  This Amendment represents the agreement of the Obligors, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

3.11          Confirmation.  Except as expressly amended by the terms hereof, all of the terms of the Loan and Security Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

3.12          Loan Documents.  This Amendment shall constitute a “Loan Document” as defined in and subject to the Loan and Security Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Loan and Security Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan and Security Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Loan and Security Agreement specifically referred to by such amendments.  Except as expressly amended herein, the Loan and Security Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof.  As used in the Loan and Security Agreement, the terms

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“Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, such Loan and Security Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

U.S. BORROWERS:

SFN GROUP, INC., as Borrower Agent and as a U.S. Borrower and a U.S. Borrower Guarantor

/s/ Joy E. Barbour

Name: Joy Barbour

Title: Assistant Secretary

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CANADIAN BORROWER:

6063721 CANADA INC., as Canadian Borrower

 /s/ Joy E. Barbour

Name: Joy Barbour

Title: Authorized Person

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U.S. SUBSIDIARY GUARANTORS:

SPHERION ASSESSMENT INC.

SFN PROFESSIONAL SERVICES, LLC

SPHERION ATLANTIC RESOURCES LLC

SPHERION (EUROPE) INC.

SPHERION FINANCIAL CORPORATION

SPHERION U.S. INC.

NORRELL CORPORATION

COMTEX INFORMATION SYSTEMS, INC.

SPHERION STAFFING LLC

INTELLIMARK HOLDINGS, INC.

IMARK/TSRC MANAGEMENT CORP.

TECHNISOURCE, INC.

 /s/ Joy E. Barbour

Name: Joy Barbour

Title: Assistant Secretary

NORCROSS TELESERVICES L.P.

By:  Norcross Holdings, LLC, its general partner

 /s/ Joy E. Barbour

Name: Joy Barbour

Title: Assistant Secretary

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CANADIAN GUARANTOR:

HUMAN RESOURCE CAPITAL GROUP INC., as a Canadian Guarantor

 /s/ Joy E. Barbour

Name: Joy Barbour

Title: Authorized Person

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AGENT:

BANK OF AMERICA, N.A., as the Agent

 /s/ Dennis S. Losin

Name:  Dennis S. Losin

Title:    Senior Vice President

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U.S. LENDERS:

BANK OF AMERICA, N.A., as a U.S. Lender

/s/ Dennis S. Losin

Name:  Dennis S. Losin

Title:    Senior Vice President

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WELLS FARGO CAPITAL FINANCE, LLC, as a U.S. Lender

/s/ Krista Wade

Name:     Krista Wade

Title:       Vice President

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REGIONS BANK, as a U.S. Lender

/s/ Curtis J. Correa

Name:   Curtis J. Correa

Title:     Senior Vice President

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SUNTRUST BANK, as a U.S. Lender

 /s/ Viginia Sullivan

Name:   Viginia Sullivan

Title:     Vice President

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SIEMENS FINANCIAL SERVICES, INC., as a U.S. Lender

/s/ Paul Ramseur

Name:  Paul Ramseur

Title:    Vice President of Credit

/s/ Matthias Grossman

Name:  Matthias Grossman

Title:    Sr. VP & CFO

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HSBC BUSINESS CREDIT (USA) INC., as a U.S. Lender

/s/ Thomas C. Getty, Jr.

Name:   Thomas C. Getty, Jr.

Title:     Vice President

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CAPITAL ONE LEVERAGE FINANCE CORP., as a U.S. Lender

  /s/ Shawn Orgeron

Name:    Shawn Orgeron

Title:      Vice President

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CANADIAN LENDERS:

BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as a Canadian Lender

 /s/ Medina Sales De Andrade

Name:   Medina Sales De Andrade

Title:     Vice President

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WELLS FARGO FOOTHILL CANADA ULC., as a Canadian Lender

  /s/  Kurt Duerfeldt

Name:    Kurt Duerfeldt

Title:      Executive Vice President

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SIEMENS FINANCIAL SERVICES, INC., as a Canadian Lender

  /s/ Paul Ramseur

Name:   Paul Ramseur

Title:     Vice President of Credit

  /s/ Matthias Grossman

Name:   Matthias Grossman

Title:     Sr. VP & CFO

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